Exhibit 10.8

EXECUTION VERSION

CONFIDENTIAL

Portions of this Exhibit have been redacted because they are both (i) not material and (ii) would be competitively harmful if publicly disclosed. Information that was omitted has been noted in this document with a placeholder identified by the mark “[***]”.

AMENDMENT ONE TO THE COLLABORATION AGREEMENT

THIS AMENDMENT ONE (this “Amendment”), dated April 30th, 2024 (the “Amendment One Effective Date”), amends the COLLABORATION AGREEMENT (the “Agreement”) dated November 28, 2018, by and between Adimab, LLC, a Delaware limited liability company having an address at 7 Lucent Drive, Lebanon, NH 03766 (“Adimab”), and Cullinan Therapeutics, Inc. (formerly, Cullinan Management, Inc.), a Delaware corporation having an address at 1 Main Street, Suite 1350, Cambridge, MA 02142 (“Cullinan”). Capitalized terms used herein and not defined shall have the meanings ascribed to them in the Agreement.

BACKGROUND

WHEREAS, the Parties now wish to amend the terms of the Agreement, as further set forth herein, to collaborate on Research Programs for [***];

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants set forth below, and for other good and valuable consideration, the receipt of which is hereby acknowledged, Adimab and Partner hereby agree as follows:

1.
The first sentence of Section 2.1(a)(i) (Research Plans for Targets Other Than CD3) of the Agreement is deleted and replaced with the following:

[***].

2.
The last sentence of Section 2.1(a)(i) (Research Plans for Targets Other Than CD3) of the Agreement is deleted and replaced with the following:

[***].

3.
The language of Section 1.102 (“Target Nomination Period”) is hereby deleted and replaced in its entirety with the following:

“Target Nomination Period” means the term beginning on the Effective Date and ending [***] after the Effective Date.

4.
All other terms of the Agreement shall remain unchanged and in full force and effect.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have by duly authorized persons executed this Amendment as of the Amendment One Effective Date.

CULLINAN THERAPEUTICS, INC.:	ADIMAB, LLC:
By: /s/ Jennifer Michaelson	By: /s/ Phil Chase
Name: Jennifer Michaelson	Name: Phil Chase
Title: CSO	Title: Chief Executive Officer
Date: May 2, 2024	Date: 5/2/2024